Exhibit 99.1

Alumis Reports First Quarter 2025 Financial Results and Highlights Recent Achievements

SOUTH SAN FRANCISCO, Calif., May 14, 2025 – Alumis Inc. (Nasdaq: ALMS), a clinical-stage biopharmaceutical company developing oral therapies using a precision approach to optimize clinical outcomes and significantly improve the lives of patients with immune-mediated diseases, today reported financial results for the quarter ended March 31, 2025, and highlighted recent achievements and upcoming milestones.

“We’re seeing strong momentum across our development programs, with our team continuing to execute effectively following a productive first quarter of 2025,” said Martin Babler, President and Chief Executive Officer of Alumis. “This includes advancement of the ongoing clinical trials for ESK-001 moving steadily toward pivotal topline Phase 3 data for our next-generation TYK2 inhibitor ESK-001 in moderate-to-severe plaque psoriasis now expected early in the first quarter of 2026 and data from ESK-001’s Phase 2b clinical trial in systemic lupus erythematosus expected in 2026. Additionally, we executed the Kaken collaboration, which not only leverages Kaken’s regional expertise in dermatology, but also secures a key potential market for ESK-001 as part of our global commercialization strategy, supporting our vision of delivering impactful treatment to patients with immune-mediated diseases worldwide.”

Babler continued, “We are also focused on the anticipated close of the merger with ACELYRIN in the second quarter of this year. We continue to believe that the merger will support the advancement of a differentiated clinical pipeline combined with enhanced financial flexibility to enable strategic opportunities across a broad range of immune-mediated diseases, creating value for patients and stockholders.”

First Quarter 2025 and Recent Highlights

●	Updates related to merger agreement with ACELYRIN, Inc. (ACELYRIN), enabling enhanced value creation opportunities for each company’s respective stockholders and positioning transaction for successful close in the second quarter of 2025
●	On May 13, 2025, Alumis stockholders voted to approve all proposals required to be approved in connection with the pending merger with ACELYRIN at its Special Meeting of Stockholders.
●	In April 2025, Alumis and ACELYRIN agreed to amend the merger agreement. Under the terms of the amended merger agreement, ACELYRIN stockholders will receive 0.4814 shares of Alumis common stock for each share of ACELYRIN common stock owned. Alumis stockholders will own approximately 52% of the combined company and ACELYRIN stockholders will own approximately 48% on a fully diluted basis.
●	The combined company’s pro forma cash position of approximately $737 million as of December 31, 2024 is expected to provide runway to advance its pipeline through multiple planned key clinical data readouts and to fund operating expenses and capital expenditure requirements into 2027.

●	Entered into collaboration and licensing agreement with Kaken Pharmaceutical (Kaken) for ESK-001 in dermatology in Japan
●	Alumis received an upfront license fee of $20.0 million in March 2025 and will receive an additional $20.0 million in near-term co-development payments, with potential for additional milestone payments, field option payments and tiered royalties on future sales.
●	Collaboration underscores the commercial potential of Alumis’ ESK-001 and leverages Kaken’s regional capabilities and expertise in novel dermatology treatments
●	Kaken has the option to license ESK-001 for further clinical development and commercialization in rheumatological and gastrointestinal diseases.

Anticipated Milestones

2025

●	Planned merger with ACELYRIN: Closing of merger with ACELYRIN (2Q 2025)
●	A-005: Initiation of Phase 2 clinical trial in multiple sclerosis (MS)
●	Lonigutamab: Finalize clinical development plan following the closing of the merger with ACELYRIN (mid-2025)
●	Third pipeline program: Investigational New Drug Application filing for third clinical candidate

2026

●	ESK-001: Psoriasis Phase 3 topline data (1Q 2026)
●	ESK-001: SLE Phase 2b topline data
●	A-005: MS Phase 2 topline data

First Quarter 2025 Financial Results

●	As of March 31, 2025, Alumis had cash, cash equivalents and marketable securities of $208.7 million.
●	Revenue included license revenue of $17.4 million for the quarter ended March 31, 2025, related to the collaboration and licensing agreement with Kaken.
●	Research and development expenses were $96.6 million for the quarter ended March 31, 2025, compared to $42.0 million for the quarter ended March 31, 2024. The increase was driven by an increase in contract research and manufacturing and clinical trial costs for the ESK-001 and A-005 programs, including pulled forward costs to support acceleration of clinical trial and manufacturing activities for the Phase 3 ONWARD program, as well as increased headcount in research and development teams to support development eﬀorts.
●	General and administrative expenses were $22.3 million for the quarter ended March 31, 2025, compared to $5.6 million for the quarter ended March 31, 2024. The increase was primarily attributable to transaction costs related to the merger with ACELYRIN and personnel-related expenses and professional consulting services to support the Company’s growth and business development.
●	Net loss was $99.0 million for the quarter ended March 31, 2025, compared to $49.8 million for the quarter ended March 31, 2024.

Financial Guidance

●	As a standalone company, Alumis expects its R&D expenses to significantly decrease for the subsequent quarters of 2025. Based on the Company’s current operating plan, Alumis continues to anticipate that its existing cash, cash equivalents, and marketable securities as of March 31, 2025, will support operations into 2026, through the Phase 3 ONWARD program clinical data readout expected in early 1Q 2026.
●	Assuming successful close of the merger with ACELYRIN, the combined company’s pro forma cash position of approximately $737 million as of December 31, 2024, is expected to provide runway to advance its pipeline through multiple planned key clinical data readouts and to fund operating expenses and capital expenditure requirements into 2027.

Upcoming Events

Alumis expects to participate in the following investor conferences:

●	Jefferies Global Healthcare Conference, June 3-5, 2025
●	Oppenheimer Innovators in Immunology & Inflammation Summit, June 25, 2025
●	Leerink Partners Therapeutics Forum: I&I and Metabolism, July 8-9, 2025

About Alumis

Alumis is a clinical-stage biopharmaceutical company developing oral therapies using a precision approach to optimize clinical outcomes and significantly improve the lives of patients with immune-mediated diseases. Leveraging its proprietary precision data analytics platform, Alumis is building a pipeline of molecules with the potential to address a broad range of immune-mediated diseases as monotherapy or combination therapies. Alumis’ most advanced product candidate, ESK-001, is an oral, highly selective, small molecule, allosteric inhibitor of tyrosine kinase 2 that is currently being evaluated for the treatment of patients with moderate-to-severe plaque psoriasis and systemic lupus erythematosus. Alumis is also developing A-005, a CNS-penetrant, allosteric TYK2 inhibitor for the treatment of neuroinflammatory and neurodegenerative diseases. Beyond TYK2, Alumis’ proprietary precision data analytics platform and drug discovery expertise have led to the identification of additional preclinical programs that exemplify its precision approach. Incubated by Foresite Labs and led by a team of industry veterans experienced in small-molecule compound drug development for immune-mediated diseases, Alumis is pioneering a precision approach to drug development to potentially produce the next generation of treatment to address immune dysfunction. For more information, visit www.alumis.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of federal securities laws, including the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based upon current plans, estimates and expectations of management of Alumis and ACELYRIN in light of historical results and trends, current conditions and potential future developments, and are subject to various risks and uncertainties that could cause actual results to differ materially from such statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “may,” “will,” “should,” “plan,” “could,” “continue,” “target,” “contemplate,” “estimate,” “forecast,” “guidance,” “predict,” “possible,” “potential,” “pursue,” “likely,” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. All statements, other than statements of historical facts, including, without limitation, express or implied statements regarding Alumis’ future plans and prospects; Alumis’ anticipated milestones (including, without limitation, the expected timing of clinical trial results); Alumis’ participation at upcoming conferences; Alumis’ ability to accomplish its mission to bring new, effective treatment options to patients living with immune-mediated diseases; the success, cost and timing of Alumis’ product candidate development activities and current and future clinical trials and studies, including study design; any expectations regarding the safety, efficacy or tolerability of ESK-001; the ability of ESK-001 to treat moderate-to-severe plaque psoriasis or SLE; any expectations regarding the safety, efficacy or tolerability of A-005; the ability of A-005 to treat MS and other neuroinflammatory and neurodegenerative diseases; the proposed transaction; the conversion of equity interests contemplated by the agreement and plan of merger, dated as of February 6, 2025, as amended on April 20, 2025, by and among the parties (as amended, the merger agreement); the issuance of common stock of Alumis contemplated by the merger agreement; the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction; the sufficiency of the combined company’s capital resources; the combined company’s cash runway; the competitive ability and position of the combined company; the clinical pipeline of the combined company; and any assumptions underlying any of the foregoing, are forward-looking statements.

Risks and uncertainties include, among other things, (i) Alumis’ ability to advance ESK-001 and its other clinical candidates and to obtain regulatory approval of and ultimately commercialize Alumis’ clinical candidates; (ii) the timing and results of Alumis’ preclinical and clinical trials, including its ability to fund development activities and achieve development goals; (iii) Alumis’ ability to protect its intellectual property; (iv) the risk that the proposed transaction may not be completed in a timely basis or at all, which may adversely affect Alumis’ and ACELYRIN’s businesses and the price of their respective securities; (v) the potential failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction, including stockholder approvals by both Alumis’ stockholders and ACELYRIN’S stockholders; (vi) the potential failure to satisfy the other conditions to the consummation of the transaction; (vii) the effect of the announcement, pendency or completion of the proposed transaction on each of Alumis’ or ACELYRIN’s ability to attract, motivate, retain and hire key personnel and maintain relationships with partners, suppliers and others with whom Alumis or ACELYRIN does business, or on Alumis’ or ACELYRIN’s operating results and business generally; (viii) that the proposed transaction may divert management’s attention from each of Alumis’ and ACELYRIN’s ongoing business operations; (ix) the risk of any legal proceedings related to the proposed transaction or otherwise, or the impact of the proposed transaction thereupon, including resulting expense or delay; (x) that Alumis or ACELYRIN may be adversely affected by other economic, business and/or competitive factors; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances which would require Alumis or ACELYRIN to pay a termination fee; (xii) the risk that restrictions during the pendency of the proposed transaction may impact Alumis’ or ACELYRIN’s ability to pursue certain business opportunities or strategic transactions; (xiii) the risk that the anticipated benefits and synergies of the proposed transaction may not be fully realized or may take longer to realize than expected; (xiv) the impact of legislative, regulatory, economic, competitive and technological changes; (xv) risks relating to the value of Alumis securities to be issued in the proposed transaction; (xvi) the risk that integration of the proposed transaction post-closing may not occur as anticipated or the combined company may not be able to achieve the growth prospects expected from the transaction; (xvii) the effect of the announcement, pendency or completion of the proposed transaction on the market price of the common stock of each of Alumis and ACELYRIN; (xviii) the implementation of each of Alumis’ and ACELYRIN’s business model and strategic plans for product candidates and pipeline, and challenges inherent in developing, commercializing, manufacturing, launching, marketing and selling potential existing and new products and product candidates; (xix) the scope, progress, results and costs of developing Alumis’ and ACELYRIN’s product candidates and any future product candidates, including conducting preclinical studies and clinical trials, and otherwise related to the research and development of Alumis’ and ACELYRIN’s pipeline; (xx) the timing and costs involved in obtaining and maintaining regulatory approval for Alumis’ and ACELYRIN’s current or future product candidates, and any related restrictions, limitations and/or warnings in the label of any approved product; (xxi) the market for, adoption (including rate and degree of market acceptance) and pricing and reimbursement of Alumis’ and ACELYRIN’s product candidates, if approved, and their respective abilities to compete with therapies and procedures that are rapidly growing and evolving; (xxii) uncertainties in contractual relationships, including collaborations, partnerships, licensing or other arrangements and the performance of third-party suppliers and manufacturers; (xxiii) the ability of each of Alumis and ACELYRIN to establish and maintain intellectual property protection for products or avoid or defend claims of infringement; (xxiv) Alumis’ ability to successfully integrate ACELYRIN’s operations and personnel; and (xxv) potential delays in initiating, enrolling or completing preclinical studies and clinical trials.

These risks, as well as other risks related to the proposed transaction, are described in the registration statement on Form S-4 (the registration statement) filed by Alumis with the Securities and Exchange Commission (the SEC) and the joint proxy statement/prospectus of Alumis and ACELYRIN included therein (the joint proxy statement/prospectus) in connection with the proposed transaction. While the list of factors presented here and the list of factors presented in the registration statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Alumis’ and ACELYRIN’s respective periodic reports and other filings with the SEC, including the risk factors identified in Alumis’ and ACELYRIN’s most recent Annual Reports on Form 10-K. The risks and uncertainties described above and in the SEC filings cited above are not exclusive and further information concerning Alumis and ACELYRIN and their respective businesses, including factors that potentially could materially affect their respective businesses, financial conditions or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Readers should also carefully review the risk factors described in other documents Alumis and ACELYRIN file from time to time with the SEC.

The forward-looking statements included in this communication are made only as of the date hereof. Alumis assumes no obligation and does not intend to update these forward-looking statements, even if new information becomes available in the future, except as required by law.

Additional Information and Where to Find It

In connection with the proposed merger, Alumis has filed with the SEC the registration statement, which includes the joint proxy statement/prospectus. The registration statement was declared effective on April 23, 2025 and the joint proxy statement/prospectus was delivered to stockholders of Alumis and ACELYRIN on or about April 23, 2025. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SECURITY HOLDERS OF ALUMIS AND ACELYRIN ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the joint proxy statement/prospectus and other documents filed by Alumis and ACELYRIN with the SEC, without charge, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Alumis will be available free of charge under the SEC Filings heading of the Investor Relations section of Alumis’ website at https://investors.alumis.com/. Copies of the documents filed with the SEC by ACELYRIN will be available free of charge under the Financials & Filings heading of the Investor Relations section of ACELYRIN’s website at https://investors.acelyrin.com/.

Participants in the Solicitation

Alumis and ACELYRIN and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Alumis’ directors and executive officers is set forth in Alumis’ Annual Report on Form 10-K/A, which was filed with the SEC on April 23, 2025. Information about ACELYRIN’s directors and executive officers is set forth in ACELYRIN’s Annual Report on Form 10-K, which was filed with the SEC on March 19, 2025. Stockholders may obtain additional information regarding the interests of such participants by reading the registration statement and the joint proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed merger when they become available. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

ALUMIS INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(Unaudited)

	Three Months Ended March 31,
(in thousands)	2025	2024
Revenue:
License revenue	$17,389	$—
Total revenue	17,389	—
Operating expenses:
Research and development expenses	96,622	41,961
General and administrative expenses	22,295	5,632
Total operating expenses	118,917	47,593
Loss from operations	(101,528)	(47,593)
Other income (expense):
Interest income	2,609	854
Change in fair value of derivative liability	—	(3,095)
Other income (expenses), net	(44)	(15)
Total other income (expense), net	2,565	(2,256)
Net loss	$(98,963)	$(49,849)
Other comprehensive income (loss)
Unrealized gain (loss) on marketable securities, net	(48)	(3)
Net loss and other comprehensive loss	$(99,011)	$(49,852)

ALUMIS INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	March 31,	December 31,
(in thousands)	2025	2024
Assets
Current assets:
Cash and cash equivalents	$128,543	$169,526
Marketable securities	80,206	118,737
Research and development prepaid expenses	12,863	13,424
Other prepaid expenses and current assets	3,918	4,501
Total current assets	225,530	306,188
Restricted cash, non-current	1,162	1,106
Property and equipment, net	20,328	20,968
Operating lease right-of-use assets, net	14,233	12,723
Other long-term assets	45	7
Total assets	$261,298	$340,992
Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity
Current liabilities:
Accounts payable	$7,473	$9,624
Research and development accrued expenses	34,699	29,149
Other accrued expenses and current liabilities	15,733	10,580
Operating lease liabilities, current	2,545	1,557
Total current liabilities	60,450	50,910
Deferred revenue, non-current	2,611	—
Operating lease liabilities, non-current	29,335	29,165
Share repurchase liability	588	813
Total liabilities	92,984	80,888
Stockholders’ equity:
Preferred stock	—	—
Common stock	5	5
Additional paid-in-capital	925,831	918,610
Accumulated other comprehensive income (loss)	(8)	40
Accumulated deficit	(757,514)	(658,551)
Total stockholders’ equity	168,314	260,104
Total liabilities, redeemable convertible preferred stock and stockholders’ equity	$261,298	$340,992

Alumis Contact Information

Teri Dahlman

Red House Communications

teri@redhousecomms.com